SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549




                          FORM 8-K

                       CURRENT REPORT


                Pursuant to Section 13 of the
               Securities Exchange Act of 1934





                       Date of Report
    (Date of earliest event reported): November 15, 2000

                PRIME RECEIVABLES CORPORATION
     (Originator of the Prime Credit Card Master Trust)

                     7 W. Seventh Street
                   Cincinnati, Ohio  45202
                       (513) 579-7580


        Delaware             31-1359594           0-21118
(State of Incorporation)   (IRS I.D. No.)   (Commission File Number)





_________________________________________________________________





Item 5. Other Events.

         None.



Item 7.
Financial Statements, Pro Forma Financial Information, and
        Exhibits.

        The following Exhibits are filed with this Report:

        29.14   Settlement Statement of the Trust
                for the period ended October 28, 2000
                and the related distributions made
                on November 15, 2000.






    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PRIME RECEIVABLES CORPORATION



Date: November 21, 2000      By: /s/  David W. Dawson
                                      David W. Dawson,
                                      Treasurer






                      INDEX TO EXHIBITS


Exhibit                                           Sequentially
Number                   Exhibit                  Numbered Page



29.14       Settlement Statement of the Trust
            for the period ended October 28, 2000
            and the related distributions made
            on November 15, 2000.





                        Exhibit 29.14

      Settlement Statement of the Trust for the Period
           Ending October 28, 2000 and the Related
           Distributions made on November 15, 2000.